UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 27, 2006

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached as exhibits hereto are a press release dated September 27, 2006 issued by Verizon Communications Inc., and a presentation about FiOS fiber-optic-based services, given by Doreen Toben, Executive Vice President and Chief Financial Officer, Virginia Ruesterholz, President-Verizon Telecom, and Robert Mudge, Executive Vice President and Chief Operating Officer-Verizon Telecom on September 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: September 28, 2006	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	A press release dated September 27, 2006 issued by Verizon Communications Inc., in connection with a presentation about FiOS fiber-optic-based services, given by Doreen Toben, Executive Vice President and Chief Financial Officer, Virginia Ruesterholz, President-Verizon Telecom, and Robert Mudge, Executive Vice President and Chief Operating Officer-Verizon Telecom on September 27, 2006.

99.2	A presentation about FiOS fiber-optic-based services, given by Doreen Toben, Executive Vice President and Chief Financial Officer, Virginia Ruesterholz, President-Verizon Telecom, and Robert Mudge, Executive Vice President and Chief Operating Officer-Verizon Telecom on September 27, 2006.